PZENA
                                    FOCUSED
                                     VALUE
                                      FUND
--------------------------------------------------------------------------------

                                 ANNUAL REPORT














--------------------------------------------------------------------------------
                               For the Year Ended
                                 April 30, 2001

                                     PZENA
                                    FOCUSED
                                     VALUE
                                      FUND

Dear Shareholders,

It is our pleasure to present you with our 2001 Annual Report. As the year unfolds, our unwavering commitment to a classic value investment approach continues to be rewarded. As of April 30, our Fund had gained 6.42% year-to-date, 38.26% for the prior twelve months, and 13.97% annually since inception (June 24, 1996).

What is perhaps most gratifying about the past year is the market's return to valuation sanity. The following graph highlights how extreme the world became during the "New Economy" blitz. As you can see, with the recovery during the past fourteen months, our Fund now has a cumulative return advantage over the NASDAQ Composite Index. Put more dramatically, over the past fourteen months our Fund has gained 65.43% while NASDAQ declined 54.94%!




                          Return to Valuation Sanity




                     Nasdaq                 Pzena Focused Value Fund
     Jul-96           1000                            1000
                      1056                            1023
                      1135                            1056
                      1130                            1096
                      1196                            1175
                      1195                            1170
     Jan-97           1277                            1233
                      1211                            1251
                      1131                            1197
                      1167                            1225
                      1296                            1313
                      1335                            1345
     Jul-97           1475                            1443
                      1469                            1443
                      1560                            1503
                      1475                            1459
                      1481                            1450
                      1453                            1457
     Jan-98           1499                            1466
                      1638                            1565
                      1699                            1637
                      1729                            1655
                      1646                            1632
                      1753                            1564
     Jul-98           1733                            1408
                      1387                            1187
                      1568                            1221
                      1639                            1271
                      1804                            1353
                      2029                            1375
     Jan-99           2319                            1290
                      2117                            1212
                      2278                            1217
                      2353                            1423
                      2286                            1533
                      2486                            1591
     Jul-99           2442                            1497
                      2535                            1446
                      2541                            1341
                      2745                            1322
                      3087                            1348
                      3766                            1379
     Jan-00           3646                            1301
                      4346                            1205
                      4232                            1385
                      3573                            1442
                      3147                            1494
                      3670                            1422
     Jul-00           3486                            1454
                      3893                            1545
                      3399                            1601
                      3118                            1670
                      2404                            1711
                      2286                            1873
     Jan-01           2566                            1922
                      1991                            1972
                      1703                            1918
                      1958                            1994



Given this recent history, the obvious question for someone considering a value investment is "Have I missed the boat?" While we recognize that in attempting to answer our own question we might be viewed as having the objectivity of the ship's booking agent, we believe the data argues that the opportunity for value investors today is still great. First consider the historical record. Since 1960, a naive value strategy such as low price-to-book has generated an average of 5% higher annual returns than the S&P 500. So the next logical question is,

"If this strategy is so successful, why doesn't everyone follow it?" We believe the answer is straightforward; people generally prefer to avoid problems, and buying value implies investing in companies with current problems. In fact, during most periods, buying undervalued stocks means accepting low quality. Academic research on value investing highlights the fact that consistently low returns on equity are characteristic of "value" stocks. Today the opposite is true. Look at the current opportunity set displayed in the following table:

                               Data as of 6/1/01
--------------------------------------------------------------------------------
                         PZENA LARGE CAP VALUE UNIVERSE
--------------------------------------------------------------------------------
                                                            5-YEAR HISTORICAL
        GROUP OF STOCKS   CURRENT P/E     NORMALIZED P/E      PROFITABILITY*
--------------------------------------------------------------------------------
        1 (Cheapest)**       15.5               7.9               15.6%
        2                    16.0              10.5               15.3%
        3                    18.2              13.6               17.0%
        4                    30.9              19.9               15.9%
        5 (Most Expensive)   NEG               44.0                9.5%
--------------------------------------------------------------------------------
        Average              24.9              13.6               14.7%
--------------------------------------------------------------------------------
*    Where profitability is the rate of return on the equity in the business.
**   Group 1 represents the most undervalued 20% of our universe


What stands out is that the cheapest group of stocks has a better historical profitability record than the average of our universe. Thus, we have the unique environment of building a portfolio of companies with both low valuations and high quality (where quality is a measure of long-term profitability).

In sum, this is a great time to be a value investor. Our classic value approach has not wavered and our commitment is being rewarded. We appreciate your confidence in us, and we look forward to continued success.

Sincerely,


/S/ RICHARD PZENA
-----------------
Richard S. Pzena

                            PZENA FOCUSED VALUE FUND
                 Value of $10,000 vs S&P 500/Barra Value Index

Average Annual Total Return
Period Ended April 30, 2001
1 Year ................38.26%
Since Inception (6/24/96)....13.97%

                  Pzena Focused Value Fund        S&P 500 /Barra Value w/inc.
      6/24/96              10,000                            10,000
                            9,990                            10,264
     12/31/96              11,067                            11,236
                           11,328                            11,434
      6/30/97              12,721                            13,089
                           14,215                            14,289
     12/31/97              13,786                            14,606
                           15,482                            16,293
      6/30/98              14,797                            16,378
                           11,546                            14,263
     12/31/98              13,004                            16,749
                           11,513                            17,197
      6/30/99              15,052                            19,054
                           12,685                            17,295
     12/31/99              13,042                            18,846
                           13,100                            18,890
      6/30/00              13,452                            18,079
                           15,141                            19,672
     12/31/00              17,721                            19,993
                           18,143                            18,687
      4/30/01              18,859                            19,954



Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500/Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to book ratios. The index is unmanaged and returns include reinvested dividends/



See accompanying Notes to Financial Statements.



                            PZENA FOCUSED VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2001

  SHARES                                                               VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 91.3%
AEROSPACE/DEFENSE EQUIPMENT: 1.0%
      1,825       Boeing Co.                                         $   112,785
                                                                     -----------

AUTO/TRUCK PARTS AND EQUIPMENT: 3.6%
     11,500       Lear Corp.*                                            414,000
                                                                     -----------

BANKS - REGIONAL: 5.5%
     18,200       Pacific Century Financial Corp.                        407,680
      4,675       Southtrust Corp.                                       222,296
                                                                     -----------
                                                                         629,976
                                                                     -----------

BUILDING MATERIALS: 3.0%
     11,050       Fortune Brands, Inc.                                   344,207
                                                                     -----------

CHEMICALS - DIVERSIFIED: 1.4%
      2,200       FMC Corp.*                                             157,718
                                                                     -----------

CHEMICALS - SPECIALTY: 5.2%
      5,575       Cytec Industries, Inc.*                                182,358
     14,125       Lubrizol Corp.                                         413,721
                                                                     -----------
                                                                         596,079
                                                                     -----------

COMMUNICATIONS - EQUIPMENT: 0.6%
      2,650       Anixter International, Inc.*                            69,827
                                                                     -----------

COMPUTERS - HARDWARE: 1.6%
     16,150       Quantum Corp. - DLT & Storage*                         184,110
                                                                     -----------

COMPUTERS - SOFTWARE: 3.9%
      5,800       Autodesk, Inc.                                         202,188
      7,525       Computer Associates International, Inc.                242,230
                                                                     -----------
                                                                         444,418
                                                                     -----------

ELECTRIC COMPANIES: 2.1%
      3,434       Exelon Corporation                                     237,118
                                                                     -----------

FINANCIAL - DIVERSIFIED: 3.8%
      8,450       Healthcare Realty Trust, Inc.                          202,800
      8,050       Old Republic International Corp.                       232,564
                                                                     -----------
                                                                         435,364
                                                                     -----------

FOODS: 3.0%
     17,125       Sara Lee Corp.                                         340,959
                                                                     -----------

SHARES                                                                   VALUE
--------------------------------------------------------------------------------

HEALTHCARE - MANAGED CARE: 9.4%
     21,625       Aetna, Inc.*                                       $   609,609
     21,100       Health Net, Inc.*                                      454,705
                                                                     -----------
                                                                       1,064,314
                                                                     -----------

INSURANCE - MULTILINE: 4.4%
      4,375       John Hancock Financial Services, Inc.                  162,531
      4,825       Xl Capital Ltd.                                        341,610
                                                                     -----------
                                                                         504,141
                                                                     -----------

INSURANCE - PROPERTY/CASUALTY: 4.0%
      2,400       CNA Financial Corp.*                                    84,744
      4,800       Radian Group, Inc.                                     372,000
                                                                     -----------
                                                                         456,744
                                                                     -----------

IRON & STEEL: 0.8%
      7,450       UCAR International, Inc.*                               88,953
                                                                     -----------

LEISURE TIME - PRODUCTS: 1.4%
     13,250       Hasbro, Inc.                                           162,312
                                                                     -----------

MACHINERY - DIVERSIFIED: 3.1%
     11,700       AGCO Corp.                                             101,790
      6,725       Cooper Industries, Inc.                                251,313
                                                                     -----------
                                                                         353,103
                                                                     -----------

METAL FABRICATING: 1.9%
      6,475       Kennametal, Inc.                                       212,186
                                                                     -----------

OIL & GAS EXPLORATION/PRODUCTION: 4.5%
     16,175       USX-Marathon Group                                     516,953
                                                                     -----------

PAPER & FOREST PRODUCTS: 4.2%
     11,050       Georgia-Pacific Corp.                                  359,236
      3,950       Georgia-Pacific Corporation (Timber Group)             116,960
                                                                     -----------
                                                                         476,196
                                                                     -----------

RESTAURANTS: 3.1%
     17,750       CBRL Group, Inc.                                       350,563
                                                                     -----------

RETAIL BUILDING SUPPLIES: 1.9%
     10,150       Sherwin-Williams Co.                                   212,947
                                                                     -----------

RETAIL - SPECIALTY: 4.1%
      7,325       Payless ShoeSource, Inc.*                              466,969
                                                                     -----------


See accompanying Notes to Financial Statements.



                                      -4-

                            PZENA FOCUSED VALUE FUND

SCHEDULE OF INVESTMENTS at April 30, 2001 (continued)

  SHARES                                                               VALUE
--------------------------------------------------------------------------------

SERVICES - FACILITIES/ENVIRONMENTAL: 2.2%
     23,275       ServiceMaster Co.                                  $   254,396
                                                                     -----------

SPECIALTY PRINTING: 3.0%
     12,250       Donnelley (R.R.) & Sons Co.                            341,040
                                                                     -----------

TOBACCO: 1.5%
      3,400       Philip Morris Companies, Inc.                          170,374
                                                                     -----------

TRANSPORTATION - RAILROADS: 3.1%
      6,200       Union Pacific Corp.                                    352,718
                                                                     -----------

TRUCKERS: 4.0%
     14,675       CNF Transportation, Inc.                               449,936
                                                                     -----------

TOTAL COMMON STOCKS
(cost $9,017,051)                                                     10,400,406
                                                                     -----------


PRINCIPAL
AMOUNT                                                                   VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 11.2%

MONEY MARKET INVESTMENT: 11.2%
$1,276,250      Firstar Stellar Treasury Fund
                (cost $1,276,250)                                    $1,276,250
                                                                     -----------

TOTAL INVESTMENTS IN SECURITIES
        (cost $10,293,301+): 102.5 %                                 11,676,656
Liabilities in excess of
        Other Assets:         (2.5)%                                   (279,717)
                                                                    -----------
NET ASSETS:                  100.0 %                                $11,396,939
                                                                    ===========

* Non-income producing security.

+ At April 30, 2001, the basis of investments
  for federal income tax purposes was the same
  as their cost for financial reporting purposes.
  Unrealized appreciation and depreciation were
  as follows:
  Gross unrealized appreciation                                      $1,620,634
  Gross unrealized depreciation                                        (237,279)
                                                                     ----------
  Net unrealized appreciation                                        $1,383,355
                                                                     ==========

See accompanying Notes to Financial Statements.



                            PZENA FOCUSED VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2001

ASSETS
        Investments in securities, at value (cost $10,293,301 ) ..   $11,676,656
        Receivables:
                Dividends and interest ...........................         4,566
                Fund shares sold .................................           500
        Prepaid expenses .........................................         3,663
        Deferred organization costs ..............................         1,031
                                                                     -----------
                        Total assets .............................    11,686,416
                                                                     -----------

LIABILITIES
Payables:
                Securities purchased .............................       261,374
                Due to advisor ...................................        11,205
                Administration fees ..............................         2,712
                Fund shares redeemed .............................           348
        Accrued expenses .........................................        13,838
                                                                     -----------
                        Total liabilities ........................       289,477
                                                                     -----------

        NET ASSETS ...............................................   $11,396,939
                                                                     ===========

        Net asset value, offering and redemption
          price per share ($11,396,939/708,852
          shares outstanding; unlimited number of
          shares authorized without par value) ...................   $     16.08
                                                                     ===========


COMPONENTS OF NET ASSETS
        Paid-in capital ..........................................   $ 9,713,329
        Accumulated net investment income ........................        15,344
        Accumulated net realized gain on investments .............       284,911
        Net unrealized appreciation on investments ...............     1,383,355
                                                                     -----------
                        Net assets ...............................   $11,396,939
                                                                     ===========


See accompanying Notes to Financial Statements


                            PZENA FOCUSED VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended April 30, 2001

INVESTMENT INCOME

     Income
     Dividends ................................................     $   113,583
     Interest .................................................          22,790
                                                                    -----------
        Total income ..........................................         136,373
                                                                    -----------

Expenses
     Advisory fees ............................................          86,449
     Administration fees ......................................          30,000
     Fund accounting fees .....................................          17,451
     Audit fees ...............................................          14,500
     Transfer agent fees ......................................          11,460
     Amortization of deferred organization costs ..............           7,016
     Registration fees ........................................           5,938
     Reports to shareholders ..................................           5,443
     Trustee fees .............................................           4,301
     Custody fees .............................................           4,262
     Legal fees ...............................................           3,884
     Miscellaneous ............................................           3,246
     Insurance expense ........................................             666
                                                                    -----------
        Total expenses ........................................         194,616
        Less: fees waived .....................................         (73,587)
                                                                    -----------
        Net expenses ..........................................         121,029
                                                                    -----------
                Net investment income .........................          15,344
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Net realized gain on investments .........................         762,956
     Net unrealized appreciation on investments ...............       1,298,885
                                                                    -----------
        Net realized and unrealized gain on investments .......       2,061,841
                                                                    -----------
                Net increase in net assets resulting
                    from operations ...........................     $ 2,077,185
                                                                    ===========



See accompanying Notes to Financial Statements.


                            PZENA FOCUSED VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED      YEAR ENDED
                                                        APRIL 30, 2001  APRIL 30, 2000
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
     Net investment income (loss) ....................   $    15,344   $   (30,150)
     Net realized gain (loss) on investments .........       762,956      (410,995)
     Net unrealized appreciation on investments ......     1,298,885       423,705
                                                         -----------   -----------

     Net increase (decrease) in net assets
          resulting from operations ..................     2,077,185       (17,440)
                                                         -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
     From net realized gain ..........................          --        (171,493)
                                                         -----------   -----------

CAPITAL SHARE TRANSACTIONS
     Net increase (decrease) in net assets
          derived from net change
          in outstanding shares (a) ..................     3,982,808    (1,635,207)
                                                         -----------   -----------

               Total increase (decrease) in net assets     6,059,993    (1,824,140)
NET ASSETS
     Beginning of year ...............................     5,336,946     7,161,086
                                                         -----------   -----------


     End of year .....................................   $11,396,939   $ 5,336,946
                                                         ===========   ===========


     Accumulated net investment income ...............   $    15,344   $      --
                                                         ===========   ===========


(a) A summary of capital share transactions is as follows:

                                         Year Ended                    Year Ended
                                       April 30, 2001                April 30, 2000
                                       --------------                --------------
                                     Shares        Value            Shares        Value
                                     ------        -----            ------        -----

Shares sold .................       366,920    $ 5,722,733        121,683    $ 1,399,831
Shares issued in reinvestment
        of distributions ....          --             --           16,252        171,134
Shares redeemed .............      (116,774)    (1,739,925)      (284,645)    (3,206,172)
                                   --------    -----------       --------    -----------

Net increase (decrease) .....       250,146    $ 3,982,808       (146,710)   $(1,635,207)
                                   ========    ===========       ========    ===========



See accompanying Notes to Financial Statements.


                            PZENA FOCUSED VALUE FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period


                                                                           Year Ended April 30,           June 24, 1996*
                                                               -----------------------------------------     through
                                                                    2001      2000       1999       1998  April 30,1997
-----------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .......................   $   11.63  $   11.83  $   14.40  $   11.56  $   10.00
                                                               ---------  ---------  ---------  ---------  ---------

Income from investment operations:
        Net investment income (loss) .......................        0.02      (0.06)     (0.05)     (0.03)   --
        Net realized and unrealized
                gain (loss) on investments .................        4.43       0.19      (2.02)      3.93       1.59
                                                               ---------  ---------  ---------  ---------  ---------

Total from investment operations ...........................        4.45       0.13      (2.07)      3.90       1.59
                                                               ---------  ---------  ---------  ---------  ---------

Less distributions:
        From net investment income .........................     --         --         --         --           (0.01)
        From net capital gain ..............................     --           (0.33)     (0.50)     (1.06)     (0.02)
                                                               ---------  ---------  ---------  ---------  ---------

Total distributions ........................................     --           (0.33)     (0.50)     (1.06)     (0.03)
                                                               ---------  ---------  ---------  ---------  ---------

Net asset value, end of period .............................   $   16.08  $   11.63  $   11.83  $   14.40  $   11.56
                                                               =========  =========  =========  =========  =========


Total return ...............................................       38.26%      1.34%    (14.03%)    35.10%     15.88%

Ratios/supplemental data:
Net assets, end of period (millions) .......................   $   11.4   $    5.3   $    7.2   $    9.7   $    3.9

Ratio of expenses to average net assets:
        Before fees waived and
                expenses absorbed ..........................        2.81%      2.99%      2.60%      2.69%      5.82%+
        After fees waived and
                expenses absorbed ..........................        1.75%      1.75%      1.75%      1.75%      1.75%+

Ratio of net investment income (loss) to average net assets:
        Before fees waived and
                expenses absorbed ..........................       (0.84%)    (1.71%)    (1.26%)    (1.26%)    (4.16%)+
        After fees waived and
                expenses absorbed ..........................        0.22%     (0.47%)    (0.41%)    (0.32%)    (0.09%)+
        Portfolio turnover rate ............................       78.22%     50.07%     47.14%     53.95%     22.06%


 *       Commencement of operations.
 +       Annualized.


See accompanying Notes to Financial Statements.

                            PZENA FOCUSED VALUE FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

        The Pzena Focused Value Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on June 24, 1996. The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Deferred Organization Costs. All of the expenses incurred by the Advisor in connection with the organization and registration of the Fund's shares have been borne by the Fund and are being amortized on a straight-line basis over a period of five years.

     E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                            PZENA FOCUSED VALUE FUND

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

        Pzena Investment Management, LLC (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.25% based upon the average daily net assets of the Fund. For the year ended April 30, 2001, the Fund incurred $86,449 in advisory fees.

        The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 1.75% of average daily net assets. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended April 30, 2001, the Advisor waived fees of $68,587. At April 30, 2001, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund is $350,796. The Advisor may recapture $133,391 of the above amount no later than April 30, 2002, $148,818 no later than April 30, 2003, and $68,587 no later than April 30, 2004. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

        Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee at the following rate:

        Under $15 million            $30,000
        $15 to $50 million           0.20% of average daily net assets
        $50 to $100 million          0.15% of average daily net assets
        $100 to $150 million         0.10% of average daily net assets
        Over $150 million            0.05% of average daily net assets

                            PZENA FOCUSED VALUE FUND

        For the year ended April 30, 2001, the Fund incurred $30,000 in Administration fees ($5,000 of which was subsequently waived by the Administrator).

         First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

         Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

         The cost of purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended April 30, 2001, were $8,210,017 and $5,176,258, respectively.

NOTE 5 - REPURCHASE AGREEMENTS

        The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders of
  Pzena Focused Value Fund and
The Board of Trustees of
  Professionally Managed Portfolios

         We have audited the accompanying statement of assets and liabilities, of Pzena Focused Value Fund (the "Fund"), a series of Professionally Managed Portfolios, including the schedule of investments, as of April 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pzena Focused Value Fund as of April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                                                            TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
May 15, 2001

--------------------------------------------------------------------------------

                                    Advisor
                        PZENA INVESTMENT MANAGEMENT, LLC
                                830 Third Avenue
                                   14th Floor
                               New York, NY 10022

                                  Distributor
                         FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                               Phoenix, AZ 85018

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                           Cincinnati, OH 45201-1118

                    Transfer Agent Dividend Disbursing Agent
                          AMERICAN DATA SERVICES, INC.
                                 P.O. Box 5536
                              Hauppauge, NY 11788

                              Independent Auditors
                             TAIT, WELLER, & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

                              Counsel to the Fund
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                       345 California Street, 29th Floor
                            San Francisco, CA 94104

                             Counsel to the Advisor
                         NUTTER, McCLENNEN & FISH, LLP
                            One International Place
                                Boston, MA 02110

--------------------------------------------------------------------------------

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Statements and other information herein are dated and are subject to change.